UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  September 25, 2003

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of May 1, 2003, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2003-3 Home Equity Mortgage Pass-Through Certificates, Series 2003-3)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-100669-15              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 2003 among Credit Suisse
First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, and JPMorgan Chase Bank, as trustee.

     On September 25, 2003 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on September 25, 2003 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2003-3 Home Equity
Mortgage Pass-Through Certificates, Series 2003-3
--------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  October 2, 2003              By:   /s/  Thomas Britt
                                  ---------------------------------------
                                      Thomas Britt
                                      Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on September 25, 2003



      Credit Suisse First Boston, Home Equity Mortgage Trust, Series 2003-3
                        Statement to Certificate Holders
                                 September 25, 2003


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         149,000,000.00  132,741,242.73   6,342,454.58    172,600.49   6,515,055.07      0.00            0.00      126,398,788.15
A2          75,000,000.00   66,816,061.77   3,192,510.69    208,800.19   3,401,310.88      0.00            0.00       63,623,551.08
AR                 100.00            0.00           0.00          0.00           0.00      0.00            0.00                0.00
M1          25,200,000.00   25,200,000.00           0.00     46,872.00      46,872.00      0.00            0.00       25,200,000.00
M2          15,400,000.00   15,400,000.00           0.00     42,568.17      42,568.17      0.00            0.00       15,400,000.00
B           15,400,000.00   15,400,000.00           0.00     64,979.44      64,979.44      0.00            0.00       15,400,000.00
P                  100.00          100.00           0.00     45,668.95      45,668.95      0.00            0.00              100.00
X2                   0.00            0.00           0.00          0.00           0.00      0.00            0.00                0.00
TOTALS     280,000,200.00  255,557,404.50   9,534,965.27    581,489.24  10,116,454.51      0.00            0.00      246,022,439.23

X1         280,000,000.00  246,336,159.06           0.00          0.00           0.00         0.00            0.00   250,986,336.64

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1      22541QAA0       890.88082369   42.56680926     1.15839255    43.72520181          848.31401443         A1         1.510000 %
A2      22541QAB8       890.88082360   42.56680920     2.78400253    45.35081173          848.31401440         A2         3.750000 %
AR      22541QAC6         0.00000000    0.00000000     0.00000000     0.00000000            0.00000000         AR        10.493713 %
M1      22541QAD4     1,000.00000000    0.00000000     1.86000000     1.86000000        1,000.00000000         M1         2.160000 %
M2      22541QAE2     1,000.00000000    0.00000000     2.76416688     2.76416688        1,000.00000000         M2         3.210000 %
B       22541QAF9     1,000.00000000    0.00000000     4.21944416     4.21944416        1,000.00000000         B          4.900000 %
P       22541QAJ1     1,000.00000000    0.00000000         ######           ####        1,000.00000000         P         10.493713 %
TOTALS                  912.70436414   34.05342307     2.07674580    36.13016887          878.65094107
X1      22541QAG7       879.77199664    0.00000000     0.00000000     0.00000000          896.37977371         X1         0.000000 %
------------------------------------------------------------------------------------------------------------ -----------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4507
                               Fax: 212) 623-5930
                           Email: scott.b.rubin@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

Sec. 4.06(a)(i)           Principal Remittance Amount                                                               7,811,843.09

                          Scheduled Principal Payments                                                                211,674.14

                          Principal Prepayments                                                                     7,413,202.36

                          Curtailments                                                                                185,770.15

                          Cutailment Interest Adjustments                                                                 427.69

                          Repurchase Principal                                                                              0.00

                          Substitution Amounts                                                                              0.00

                          Net Liquidation Proceeds                                                                          0.00

                          Other Principal Adjustments                                                                       0.00

                          Gross Interest                                                                            2,384,729.35

                          Recoveries from Prior Loss Determinations                                                         0.00

                          Reimbursements of Non-Recoverable Advances Previously Made                                   11,645.70

                          Recovery of Reimbursements Previously Deemed Non-Recoverable                                      0.00

Prepayment Penalties      Number of Loans with Respect to which Prepayment Penalties were Collected                           23

                          Balance of Loans with Respect to which Prepayment Penalties were Collected                1,119,795.86
                          Amount of Prepayment Penalties Collected                                                     45,668.08

Sec. 4.06(a)(iv)          Beginning Number of Loans Outstanding                                                            6,404

                          Beginning Aggregate Loan Balance                                                        259,019,557.92

                          Ending Number of Loans Outstanding                                                               6,230

                          Ending Aggregate Loan Balance                                                           250,986,336.65

Sec. 4.06(a)(v)           Servicing Fees (Including Credit Risk Manager Fees                                          111,981.81

                          Trustee Fees                                                                                  2,158.50

Sec. 4.06(a)(vii)         Current Advances                                                                                   N/A

                          Aggregate Advances                                                                                 N/A

Section 4.06(a)(viii)     Delinquent Mortgage Loans
                                                 Group 1
                                                                                           Principal
                                                Category               Number               Balance               Percentage
                                                1 Month                         66            2,875,959.30                  1.15 %
                                                2 Month                         25              992,387.04                  0.40 %
                                                3 Month                         50            2,320,901.16                  0.92 %
                                                 Total                         141            6,189,247.50                  2.47 %
                          * Delinquent Bankruptcies are included in the table above.

                          Bankruptcies
                                                 Group 1
                                                                       Principal
                                                 Number                Balance               Percentage
                                                          15               383,961.90                 0.15 %
                                                * Only Current Bankruptcies are reflected in the table above.

                          Foreclosures
                                                 Group 1
                                                                       Principal
                                                 Number                Balance               Percentage
                                                           1                27,928.83                 0.01 %

Section 4.06(a)(xi)       REO Properties
                                                 Group 1
                                                                       Principal
                                                 Number                Balance               Percentage
                                                           0                     0.00                 0.00%

Section 4.06(a)(xii)      Current Realized Losses                                                                        222,146.93

                          Cumulative Realized Losses - Reduced by Recoveries                                             222,146.93

Sec. 4.06 (a)(xiv)        Amount on Deposit in Pre-Funding Account                                                             0.00

Sec. 4.06 (a)(xiv)        Capitalized Interest Requirement                                                                     0.00

Sec. 4.06 (a)(xiv)        Weighted Average Net Mortgage Rate                                                             10.50663 %

Sec. 4.06 (a)(xiv)        Net Excess Spread                                                                               0.08104 %

Interest Rate Cap A/C     Amount on Deposit in the Interest Rate Cap Account                                                   0.00
                          Amount Withdrawn from the Interest Rate Cap Account                                                768.75
                          Interest Rate Cap Target Amount                                                             11,993,857.09

Trigger Event             Trigger Event Occurrence (Effective June 2006)                                                         NO
                          (Is Rolling 3 Month Delinquency Rate > 18% of Sr. Enhancement%?)
                          Rolling 3 Month Delinquency Rate                                                                0.98413 %
                          Sr. Enhancement Percentage x 18%                                                                4.37337 %
                                                OR
                          (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                          Cumulative Loss % of Original Aggregate Collateral Balance                                         0.08 %
                          Cumulative Loss Limit                                                                              5.00 %

O/C Reporting             Targeted Overcollateralization Amount                                                       14,700,010.50
                          Ending Overcollateralization Amount                                                          4,963,897.43
                          Ending Overcollateralization Deficiency                                                      9,736,113.07
                          Overcollateralization Release Amount                                                                 0.00
                          Monthly Excess Interest                                                                      1,723,122.19
                          Payment to Class X-1                                                                                 0.00

